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                                SECOND AMENDMENT
                                       TO
                              GREY ADVERTISING INC.
                           DEFERRED COMPENSATION TRUST


                  This Second Amendment (the "Second Amendment"), made as of the 30th day of April, 1998, by and between Grey Advertising Inc. (the "Company") and United States Trust Company of New York (the "Trustee");

                  WHEREAS, the Company and the Trustee entered into the Grey Advertising Inc. Deferred Compensation Trust, dated as of March 22, 1995, as amended by instrument dated as of February 26, 1996, pursuant to which a trust (the "Trust") has been created;

                  WHEREAS, the Company has entered into an employment agreement (the "Agreement") first executed effective February 9, 1984, with Edward H. Meyer (the "Executive"), which Agreement has been last amended and extended as of the date hereof by the Tenth Amendment thereof (the "Tenth Amendment"), a copy of which is annexed hereto as Exhibit A;

                  WHEREAS, the Tenth Amendment contains, as Section 3 thereof, a provision titled "Supplemental Pension" (such section hereinafter referred to as the "Pension Agreement");

                  WHEREAS, the Company may incur liability under the terms of such

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Pension Agreement with respect to the Executive;

                  WHEREAS, the Pension Agreement contemplates the establishment of a Sub-Account under the Trust (hereinafter called the "Sub-Account") and the contribution by the Company to the Trust from time to time of amounts that shall be held therein and credited to the Sub-Account for the benefit of the Executive;

                  WHEREAS, the Company desires further to amend the Trust Agreement and, in accordance with Section 12 of the Trust Agreement, is permitted to do so with the consent of the Executive;

                  NOW, THEREFORE, the parties are entering into this Second Amendment and hereby agree as follows:

                  1. Section 1(e) of the Trust Agreement is hereby amended in its entirety to read as follows:

                           At such time as a contribution to the Trust is
                  required pursuant to the Deferred Compensation Agreement or the Pension Agreement, the Company shall contribute in cash to the Trustee hereunder an amount equal to the contributions required to be made pursuant to the terms of the Deferred Compensation Agreement or the Pension Agreement, as the case may be. The Trustee shall not have any right to compel such contributions.

                  2. Sections 2(a) and 2(b) of the Trust Agreement are hereby amended by inserting the words "or the Pension Agreement, as the case may be," after the words "Deferred Compensation Agreement," wherever appearing in such

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Sections.

                  3. Section 2(c) of the Trust Agreement is hereby amended in its entirety to read as follows:

                           The Company may make payment of benefits directly to
                  the Executive in accordance with the terms of the Deferred Compensation Agreement or the Pension Agreement, as the case may be. To the extent that the Company pays any amounts then due to the Executive pursuant to the terms of the Deferred Compensation Agreement or the Pension Agreement, as the case may be, then the Trustee, upon receipt of certification from the Company and the Executive that such payment has been made, shall return to the Company an equal amount of Trust assets that have been credited to the Executive's Trust Account or Sub-Account (as such terms are defined in Section 5(a) hereof), as applicable.

                  4. Section 3(b)(3) and Section 4 of the Trust Agreement are hereby amended by adding the words "or the Pension Agreement, as the case may be" after the words "Deferred Compensation Agreement" wherever appearing in such Sections.

                  5. The first sentence of Section 5(a) of the Trust Agreement is hereby amended in its entirety to read as follows:

                           Contributions to the Trust on behalf of the Executive
                  pursuant to the Deferred Compensation Agreement and any interest and earnings thereon shall be credited, and any distribution from the Trust in respect of the Deferred Compensation Agreement or losses thereon shall be debited, to an account (the "Trust Account") established and held by the Trustee for the Executive; and contributions to the Trust on behalf of the Executive pursuant to the Pension Agreement and any interest and earnings thereon shall be credited, and any distribution from the Trust in respect of the Pension Agreement or losses thereon

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                  shall be debited, to a sub-account (the "Sub-Account")
                  established and held by the Trustee for the Executive.

                  6. The last sentence of Section 6 of the Trust Agreement is hereby amended to read as follows:

                  Except as otherwise provided in the Pension Agreement, the Company shall be solely responsible for the payment of all applicable income and other taxes imposed on the Trust with respect to interest and other earnings on amounts held in the Trust, whether held in the Trust Account or Sub-Account.

                  7. Section 7 of the Trust Agreement is hereby amended by adding the words "and the Sub-Account" after the words "the Trust Account" wherever appearing in such Section.

                  8. Section 8(a) of the Trust Agreement is hereby amended by adding the words ", the Pension Agreement" after the words "Deferred Compensation Agreement" in such Section.

                  9. Sections 12(b) and 12(c) are hereby amended by adding the words "and the Pension Agreement" after the words "Deferred Compensation Agreement" in such Sections.

                  10. A new Section 16 is added to the Trust Agreement, to read as follows:

                  Section 16. Certain Reports. Each party shall furnish to the other parties the reports and other information required to be fur-

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                  nished by such party in connection with the determination of the "Deducted Amount" (as defined in the Pension Agreement).

                  11. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Trust Agreement.

                  12. Except as expressly amended hereby, all of the terms and provisions of the Trust Agreement shall remain unchanged and continue in full force and effect and the parties hereto shall be entitled to all of the applicable benefits thereof and shall be responsible for all of their respective obligations thereunder.

                  13. On and after the date hereof, each reference in the Trust Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Trust Agreement shall mean and be a reference to the Trust Agreement as amended hereby.

                  14. This Amendment may be executed in counterparts, both of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  15. This Second Amendment shall be construed in accordance with and governed by the laws of New York, without regard to its conflicts of law principles.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Second Amendment as of the date first above written.


                                   GREY ADVERTISING INC.

                                   By:  /s/ Steven G. Felsher
                                            Name:   Steven G. Felsher
                                                    ---------------------------
                                            Title:  Executive Vice President

                                   UNITED STATES TRUST COMPANY OF
                                        NEW YORK, Trustee

                                   By:  /s/ Harriet Friday Leahy
                                            -----------------------------------
                                            Name:  Harriet Friday Leahy
                                            Title: Vice President


Consented and Agreed to
as of the date first above
written:


By: /s/ Edward H. Meyer
   --------------------------
         Edward H. Meyer

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